McMoRan Exploration Co.

3rd Quarter 2009 Conference Call

James R. Moffett   Richard C. Adkerson

Co-Chairmen of the Board

MMR LISTED NYSE

October 19, 2009

Going Deep

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs and anticipated and potential production and flow rates. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and does not intend to update these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2008 Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

The SEC permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2008.

This presentation also contains a financial measure ("EBITDAX") commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

McMoRan Exploration Co.

3Q09 Highlights

- **3Q09 Production Averaged 215 MMcfe/d, Compared With 187 MMcfe/d in 2Q09**
- **Strong Production Performance at Flatrock Field (6 Productive Wells)**
- **Signed Ultra-Deep Exploration Agreement with W.A. "Tex" Moncrief, Jr.**
- **Two Exploration Prospects In-progress:**
  - **Blueberry Hill Sidetrack on Louisiana State Lease 340**
  - **Davy Jones Ultra-Deep Prospect on South Marsh Island Block 230**

Financial Summary

Financial Results ($ in millions)	3Q09	9 Mos.
Revenues	$110	$ 303
Net Loss Applicable to Common Stock	(52)	(216)
EBITDAX *(1)*	57	184
Operating Cash Flows	32	85
Capital Expenditures	29	113
Cash	225	225

Notable Items Included in Results: ($ in millions)		
Non-productive Exploration Well Charges	$ 7	$62
Impairment Charges	11	65
Gain on Oil and Gas Derivative Contracts	(1)	(17)
Insurance Proceeds	-	(19)

(1) See reconciliation of this non-GAAP measure on page 24.

MCMORAN EXPLORATION CO.

Production Report

- **3Q09 Performance Driven by:**
  - Flatrock – Up ~40% Quarter Over Quarter
  - Restoration of Most of Remaining Production Shut-in by September 2008 Hurricanes

Production by Quarter
(MMcfe/d)



187
215
215
2Q09
3Q09
4Q09e*

- **Flatrock Update:**
  - 3Q09 Gross Production: 280 MMcfe/d, 52 MMcfe/d Net to McMoRan
  - No. 3 Well Currently Shut-in; To be Recompleted in 4Q09
  - No. 4 Well Shut-in in August; Expected To Recommence by Year-end Following Remedial Activities
  - No. 5 Well Recompleted to Primary *Rob-L* Sand in September

- **4Q09 Production Estimated to Approximate 215 MMcfe/d***

** Production estimates are dependent on timing of planned recompletions, well performance, and other factors including availability of downstream pipelines/facilities*

MCMORAN EXPLORATION CO.

3Q09 Average Production Rates For Top Fields (MMcfe/d)



West Cameron 96
Gross: 10; Net: 3
LA State Lease 18090 "Long Point"
Gross: 33; Net: 9
"Laphroaig"
Gross: 25; Net: 7
West Delta 27
Gross: 8; Net: 4
South Pelto 9 (3)
Gross: 12; Net: 4
South Marsh Island 212 "Flatrock" Field (1)
Gross: 280; Net: 52
Eugene Island 251
Gross: 17; Net: 7
Main Pass 299
Gross: 10; Net: 8
Vermilion 215 (3)
Gross: 8; Net: 6
Eugene Island 182
Gross: 16; Net: 10
South Timbalier 148
Gross: 7; Net: 3
South Timbalier 193
Gross: 17; Net: 8
South Marsh Island 141
Gross: 9; Net: 6
South Timbalier 299
Gross: 11; Net: 7
High Island 474 (3)
Gross: 6; Net: 3
South Marsh Island 146
Gross: 8; Net: 6
Eugene Island 346 (2)
Gross: 23; Net: 9
Eugene Island 318 (2)
Gross: 10; Net: 6

3Q09 Sales

Natural Gas (Bcf)	13.6
Oil (mm bbls)	0.8
Plant Products (Bcfe)	1.6

(1) In 3Q09, Flatrock No. 4 was shut in due to a mechanical issue associated with the well bore (not reservoir related).

(2) Current production rate; fields recommenced production during 3Q09.

(3) Fields negatively impacted by third party pipeline shut-ins during 3Q09.

Exploration Activities

Deep Gas Prospects

- Sherwood – Determined to be Non-productive in 3Q09
- Blueberry Hill Sidetrack – LA State Lease 340
  - Positive Drilling Results
  - Identified ~190' Vertical Column of Hydrocarbons
  - Drilling Continues to Pursue Optimum Production Take Point
- Hurricane Deep Sidetrack – South Marsh Island Block 217
  - Sidetrack on Southern Flank of Flatrock Structure To Spud in 4Q09
  - Targeting *Gyro* Sands Encountered in Hurricane Deep Well

Ultra-Deep Prospects

- Davy Jones – South Marsh Island Block 230
  - Re-entered Existing Well Bore on 6/28
  - Drilling below 25,000'; PTD 28,000'
- Blackbeard West – South Timbalier Block 168
  - Davy Jones Results Expected to Provide Additional Information
  - Evaluating Options, including Deepening, Drilling an Offset Well or Completing Existing Zones
- Generating Other Potential Ultra-Deep Opportunities

McMoRan Exploration Co.

Blueberry Hill – Positive Drilling Results

- **Drilling Results to Date Confirm Wedge Model Where Sands Thicken on the Flank of the Structure**
- **Sidetrack/By-Pass Operations Identified 190' Gross Column**
- **Mechanical Problems Required 2nd Sidetrack Well, Which is In-progress**
- **Drilling Continues to Pursue Optimum Production Take Point**
- **Deeper Potential to be Drilled/ Evaluated in Subsequent Wells**



Blueberry Hill Schematic Cross Section
West
East
20,000'
-20,000'
25,000'
-25,000'
9 5/8
7 5/8
7"
Wet Sand
OPERC
ST #1
ST #2
BP
Pressure Regression
High Pressure Shale
DEEPER TARGET SANDS
Original Hole Drilled in 2005
GYRO
Hydrocarbon Bearing Zone
Potential Gas Target
9/09

McMoRan Exploration Co.

Blueberry Hill Deep Gas Exploration Prospect



Located in 10 feet of water

MMR WI: 42.9%

MMR NRI: 29.7%

Start Date: March 29, 2009

ST#2 Drilling Below 21,500'

ST#2 PTD: 21,777'

Gross Unrisked Potential: 500 Bcfe


214
SOUTH MARSH ISLAND N. ADDN
8
EUGENE ISLAND
BLUEBERRY HILL
225
BP
Original Well Drilled 2005
9
ST #1
McMoRan ST #2 Blueberry Hill Drilling
227
226
25
10/09

LA State Lease 340

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan Exploration Co.

Hurricane Deep
Deep Gas Exploration Prospect



Located in 10 feet of water

MMR WI: 25.0%

MMR NRI: 17.7%

Start Date: 4Q09

PTD: 21,750'

Located on Southern Flank of Flatrock Structure

Gross Unrisked Potential: 350 Bcfe



211
212
213
FLATROCK FIELD
6 PRODUCTIVE WELLS
Discovery
Productive
Drilling
Proposed
ROB L
#229
#232
#231
#228
OPERC
#230
218
217
216
#233
HURRICANE DEEP
GYRO
#226 - 2007 DISCOVERY
#226
#226ST PBHL
To Spud in 4Q09
#226ST
221
222
223

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep Cross Section


B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
MMR #232
MMR #231
MMR #228
CVX #230
MMR #233
MMR #226
El Paso #220
MMR #218ST
MMR #219
0
5000
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFG
ROB-L
ROB-L
OPERC
OPERC
Salt
ST
GYRO
GYRO
"Big Blue" Fault
5 Miles
Hydrocarbon Bearing Zone
Potential Gas Target

Objectives of Sidetrack Well

- **Targeting Significant *Gyro* Sand Encountered in Hurricane Deep Well in 2007**
  - **900' Gross Sand**
  - **Top 40' Hydrocarbon Bearing**
- **McMoRan Believes Up Dip Well has Potential to Contain a Thicker Hydrocarbon Column**
- **Also Targeting Deeper *Gyro* Sands**

Ultra-Deep Play

- Offshore ± 100' Waters of Gulf of Mexico
- Multi-Tcfe Gross Unrisked Reserve Potential per Prospect
- Well Depths Range From 25,000' to 35,000'
- Deeply Buried Structures Below the Salt Weld (i.e. listric fault) with Analogs to Deepwater Discoveries
- Near Existing Infrastructure; ~ 18-Mo. Lead Time for Production Casing, Trees & Safety Valves May be Required Due to Increased Pressures/Temperatures

Play is Under-Explored

Early Results Confirm Presence of Hydrocarbons at Depth in GOM

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Basis for Ultra-Deep Concept

- Recent Discoveries by Majors Prove that Miocene and Eocene (Wilcox) Sands Are Available in Deepwater
- In Order to Reach the Deepwater, Sands had to Travel Across the Shelf of the Gulf of Mexico during Deposition
- Results from Blackbeard West Well in 2008 Confirmed That Miocene Aged Sands are Available Below 30,000' on the Shelf
- McMoRan Has Identified ~15 Prospects on Large Structures on Shelf with Ties to the Deepwater
- Davy Jones Well, Currently in Progress, Will Test Eocene (Wilcox)/ Paleocene, and Possibly Cretaceous (Tuscaloosa – Known to be Productive Onshore)

MCMORAN EXPLORATION CO.

Conceptual Model - Ultra-Deep Play


N
S
Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
False River
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
Shelf
Shelf
Deepwater
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
SALT
OLIGOCENE
EOCENE
UPPER CRETACEOUS
LOWER MIOCENE
MESOZOIC
PLIO-PLEISTOCENE
UPPER MIOCENE
EOCENE
MESOZOIC
35,000'

McMoRan Exploration Co.

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico



MMR Ultra-Deep Focus Areas
Industry Data Points in Deepwater
Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
Davy Jones Complex
Flatrock Fld.
Blackbeard Complex
Blackbeard West
Lafitte Complex
Deepwater Lower Miocene Trend
Deepwater Eocene Trend
Thunderhorse
Knotty Head
Tahiti
Llano
Tiber
Kaskida
Cascade
Jack
100
650
10/09

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net*

** Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis*

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan Exploration Co.

Davy Jones Ultra-Deep Exploration Prospect


220
221
222
223
Davy Jones
B
232
231
230
229
McMoRan Davy Jones Drilling
233
234
235
236
B'
246
246
246
246

Located in 20 Feet of Water

MMR to pay 25.7% for 32.7% WI

MMR NRI: 25.9%

Re-entered Previously Abandoned Well Bore

Spud Date: June 28, 2009

Drilling Below 25,000'

PTD: 28,000'

Targeting Eocene (Wilcox), Paleocene, and Possibly Cretaceous (Tuscaloosa) Sands Below Listric Fault

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks

Davy Jones & Blackbeard Cross Sections


Davy Jones
B
B'
A
Blackbeard
A'
0'
0'
20,000'
30,000'
Salt
Salt Weld
Eocene / Paleocene (Wilcox)
Salt Weld
Mid Miocene
Lower Miocene
Eocene / Paleocene (Wilcox)

- Ultra-Deep Targets at Davy Jones Should be Present at a Shallower Depth than Blackbeard
- Arial Closure of Davy Jones is Comparable to the Blackbeard Structural Complex
- Cost to Drill and Evaluate Davy Jones Expected to be Significantly Less Than Blackbeard
- Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard
- Davy Jones Expected to Provide Age Relationships on the Deep Shelf and Link Discoveries in the Deepwater GOM to Onshore Fields

New Ultra-Deep Exploration Agreement

- In September 2009, W.A. "Tex" Moncrief, Jr., Entered into an Agreement to Participate in McMoRan's Ultra-Deep Drilling Program
- Moncrief Agreed to Fund Drilling on Promoted Basis to Explore and Develop Ultra-Deep Prospects
- McMoRan and Two of its Partners, PXP and Energy XXI, Assigned 10% of Their Collective Working Interests in Davy Jones to Moncrief
- Moncrief May Also Participate for 10% of the Collective Interests of These Parties in Future Ultra-Deep Wells
- May Pursue Additional Ultra-Deep Arrangements on Promoted Basis

McMoRan EXPLORATION CO.

2009 Outlook Summary

- **2009 Production Estimated to Average 204 MMcfe/d (215 MMcfe/d in 4Q09)**
- **2009 EBITDAX Estimate with Forward Pricing – $265 MM(1)**
  - **Based on 4Q Pricing of $4.75/MMbtu and $72.75/bbl**
  - **Sensitivity to $1/Mcf and $5/bbl Change: $18 Million**
- **2009 Capital Expenditures Estimate – $155 MM**
  - **Lower Than Previous Estimate of $180 MM Because of Partner Arrangements and Timing**
  - **Spending to Continue to be Driven by Opportunities and Managed Within Cash and Cash Flows, Including Potential Participation by Partners in Projects**
- **Reclamation Costs:**
  - **~$60 MM in P&A Expenditures (Previous Estimate Was $80 MM)**
  - **$15 MM P&A Escrow**
- **In Process of Completing/Finalizing 2010 Budget**

(1) Based on 2009 production estimate from existing fields and assumes actual pricing to date and NYMEX forward curve pricing as of October 12, 2009. Estimates include the projected impact of derivative contracts currently in place. After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price in 4Q09 would impact annual EBITDAX by $14 million and each $5/bbl change in the oil price would impact our EBITDAX by $4 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $6 million.

e = estimate.

McMoRan Exploration Co.

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Capital Spending to be Driven by Opportunities and Managed Within Cash and Cash Flows
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering

MCMORAN EXPLORATION CO.

Investment Summary

- **Create Value Through Exploration/Development in Shallow Water GOM and Gulf Coast Area**
- **Pursue High Potential Exploration Prospects**
  - Deep Shelf Gas – Miocene Targets
  - Ultra-Deep Prospects with Multi-Tcfe Targets – Miocene and Older
- **Uniquely Qualified/Important Leadership Position**
  - Highly Experienced Team With Over Three Decades in GOM Region
  - Expertise in Structural Analysis Versus "Bright Spot" Targeting
  - Large Acreage Position & Seismic Database
  - Experienced Operator and Recognized Industry Leader
  - Substantial Partnering Opportunities with Majors and Large Independents
- **Attractive Risk/Reward Profile**
- **Management Aligned with Shareholders**
  - Directors and Executive Officers Own ~10% of Common Stock

McMoRan EXPLORATION CO.

Reference Slides

MMR LISTED NYSE

www.mcmoran.com

Going Deep

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	1.1	$ 8.97	0.7	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 9/30/09: $13.1 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	45	$ 71.16	29	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 9/30/09: $0.2 MM Loss

(1) Remaining 2009 swaps cover periods November-December; 2010 swaps cover periods January-June and November-December
(2) Covering periods October 2009 and July-October for 2010

MCMORAN EXPLORATION CO.

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America ("GAAP"). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. "EBITDAX" is derived from net income (loss) from continuing operations before other (income) expense (net), interest expense (net), income tax (benefit) expense, Main Pass Energy Hub™ costs, exploration expenses, depletion, depreciation and amortization, stock-based compensation charged to general and administrative expense, change in fair value of oil & gas derivative contracts, hurricane-related charges (credits) and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), our computation of this non-GAAP financial measure may be different from similar presentations of other companies including other oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income (loss) to EBITDAX for the third quarter and nine months ended 2009 is set forth below:

	3Q09	9 Mos.
	($ in millions)	
Net loss applicable to common stock, as reported	$ (52)	$ (216)
Preferred dividends and inducement payments for early conversion of preferred stock	4	10
Loss from discontinued operations	2	6
Income from continuing operations, as reported	(46)	(200)
Other income, net	-	(3)
Interest expense, net	11	32
Income tax (benefit) expense	-	-
Main Pass Energy Hub™ costs	-	1
Exploration expenses	11	86
Depreciation, depletion and amortization	76	243
Hurricane-related charges (credits) included in production and delivery costs	(1)	14
Stock-based compensation charge to general and administrative expenses	1	6
Insurance recoveries	-	(19)
Change in fair value of oil & gas derivative contracts	5	24
EBITDAX	$ 57	$ 184